Supplement dated August April 10, 2019

to the

Prospectuses dated May 1, 2018

for

Commonwealth Horizon Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its
Commonwealth Annuity Separate Account A

On January 11, 2019, the Board of Trustees of Oppenheimer Variable Account Funds approved an Agreement and Plan of Reorganization (“Reorganization”) to reorganize the Oppenheimer family of funds (“Merging Funds”) into corresponding, newly formed funds in the Invesco family of funds (“Acquiring Funds”), as listed below. After the Reorganizations, Invesco Advisers, Inc. will serve as the investment adviser for the Acquiring Funds. On or about April 12, 2019, shareholders of record of each fund will be entitled to vote on the Reorganizations. If approved, the Reorganizations will be effective on or about May 24, 2019 (“Merger Date”).

Merging Funds	Acquiring Funds

Oppenheimer Conservative Balanced Fund/VA (Service Shares)	Invesco Oppenheimer V.I. Conservative Balanced Fund (Series II)
Oppenheimer Global Fund/VA (Service Shares)	Invesco Oppenheimer V.I. Global Fund (Series II)
Oppenheimer Global Strategic Income Fund/VA (Service Shares)	Invesco Oppenheimer V.I. Global Strategic Income Fund (Series II)
Oppenheimer Main Street Small Cap Fund/VA (Service Shares)	Invesco Oppenheimer V.I. Main Street Small Cap Fund (Series II)

Prior to the Merger Date, you may transfer any Contract Value that is invested in the Merging Funds to other investment options currently available under your Contract. If you have previously given us instructions to automatically allocate future Purchase Payments to the Merging Funds, you should provide us new allocation instructions prior to the Merger Date.

Effective after of the close of business on May 24, 2019, the following changes will occur:

•                 Any Contract Value allocated to the Merging Funds will be automatically transferred into the corresponding Acquiring Funds;

•                 Transfers of Contract Value into the Merging Funds will no longer be accepted after the Merger Date; and

•                 Program Enrollments (Dollar Cost Averaging, Automatic Asset Rebalancing programs and Systematic Withdrawal Plans) will continue uninterrupted and will be automatically updated to reflect the Acquiring Funds, unless you provide us with new enrollment instructions prior to the Merger Date.

Upon completion of the Reorganization, all references to the Merging Funds in the prospectus are deleted and replaced with the Acquiring Funds.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

HORZ-041019